                                                                    Exhibit 10.4

               AFFILIATE COLLATERAL PLEDGE AND SECURITY AGREEMENT
               --------------------------------------------------

     THIS AFFILIATE COLLATERAL PLEDGE AND SECURITY AGREEMENT ("Pledge Agreement"), dated as of April 22, 1999, is made by and among Premier Lending Corporation, a corporation organized and existing under the laws of the State of Georgia ("Pledgor"), Premier Bank, a bank organized and existing under the laws of the State of Georgia ("Borrower"), and the Federal Home Loan Bank of Atlanta ("Bank").

     WHEREAS, Borrower is a member and stockholder of the Bank;

     WHEREAS, Pledgor is an Affiliate of Borrower (for purposes of this Pledge Agreement, Affiliate means any person or company which controls, is controlled by, or is under common control with, Borrower, including any holding company, any subsidiary, or any service corporation of the Borrower);

     WHEREAS, Borrower and the Bank have entered into an Agreement for Advances and Security Agreement with Blanket Floating Lien or an Advances, Specific Collateral Pledge and Security Agreement, dated as of March 5, 1997 (such agreement, including any amendments thereto and any successor agreement that may be entered into by Borrower and the Bank in substitution therefor, hereinafter the "Borrower Advances Agreement"), pursuant to which the Bank may advance funds from time to time to Borrower and Borrower may pledge certain collateral from time to time to the Bank; and

     WHEREAS, at the request of Borrower, and in order to induce the Bank to make additional advances to Borrower, Pledgor has agreed to pledge certain of its property as collateral to and for the benefit of the Bank, to secure the obligations of Borrower to the Bank,

     NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Pledgor, Borrower, and the Bank agree as follows:

     1.  Pledgor's Receipt of Borrower Advances Agreement; Definitions.  Pledgor
         -------------------------------------------------------------
hereby acknowledges and agrees that it has received a copy of the Borrower Advances Agreement (including all amendments thereto) and that it is familiar with the terms and conditions thereof. Unless otherwise defined herein or the context otherwise requires, all capitalized terms used herein shall have the same meanings as in the Borrower Advances Agreement, except that "Borrower" as used herein shall be synonymous with "Member" as used in the Borrower Advances Agreement.

     2.  Creation of Security Interest.  As security for all Indebtedness now or
         -----------------------------
hereafter outstanding from the Borrower to the Bank under the Borrower Advances Agreement, Pledgor hereby assigns, transfers and pledges to the Bank, and grants to the Bank a security interest in, certain property which is (i) specifically listed and identified in Attachment A hereto or any amendment thereto or any substitute Attachment A that may be provided by the Pledgor with the agreement of the Bank from time to time, or (ii) all of the proceeds of the foregoing (collectively, the "Pledgor Collateral").

     The Pledgor Collateral shall constitute Collateral for all purposes under the Borrower Advances Agreement and, in addition to any rights or duties with respect to the Pledgor Collateral created by this Pledge Agreement, the Pledgor and the Bank shall have the same rights and duties with respect to the Pledgor Collateral as do Borrower and the Bank, respectively, with respect to Collateral under the Borrower Advances Agreement; provided, however, that if the Bank has not requested or required delivery of Pledgor Collateral in accordance with Paragraph 3 below, then (a) Borrower shall, at all times, hold the Pledgor Collateral in trust for the benefit of, and subject to the direction and control of, the Bank and physically safeguard the Pledgor Collateral with at least the same degree of care as the Borrower uses in physically safeguarding its other property; and, if so requested by the Bank in writing, and (b) Borrower shall hold each set of First Mortgage Documents and all Other Mortgage Documents which are a part of the Pledgor's Collateral in a separate file folder with each file folder clearly labeled with the loan identification number and the name of the borrower(s). Each such file folder shall be clearly marked or stamped with the statement: "The Mortgage/Deed of Trust and Note Relating to this Loan Have Been Assigned to the Federal Home Loan Bank of Atlanta" or such other statement that may be approved by the Bank from time to time. If so requested by the Bank, in writing, Borrower shall physically segregate First Mortgage Documents and Other Mortgage Documents which are a part of such Pledgor Collateral from all other property of the Borrower or the Pledgor in a manner satisfactory to the Bank.

     3.  Delivery.  Upon the Bank's written or oral request, or promptly at any
         --------
time that the Borrower becomes subject to any mandatory collateral delivery requirements that may be established in writing by the Bank, and in either case from time to time thereafter, the Pledgor shall deliver (or, in the case of uncertificated securities, otherwise transfer) to the Bank, or to a custodian designated by the Bank, Pledgor Collateral in an amount determined by the Bank. Pledgor Collateral delivered to the Bank or to a custodian designated by the Bank shall be endorsed or assigned in recordable form by the Pledgor as directed by the Bank.

     4.  Right of Bank to Proceed Against Pledgor Collateral; Waivers; Borrower
         ----------------------------------------------------------------------
Acknowledgment.
--------------
         (a) Pledgor agrees that, following an Event of Default, as defined in the Borrower Advances Agreement and as modified by this Pledge Agreement, the Bank may proceed against the Pledgor Collateral in accordance with the terms of the Borrower Advances Agreement as though Pledgor were the Member thereunder. Pledgor hereby waives and agrees not to assert: (i) any and all right to presentment, protest, demand for payment, notice of default, dishonor or nonpayment and all other notices to or upon Borrower or Pledgor, including, without limitation, notice as to the making of any advance or other extension of credit to Borrower or the exercise of any right by the Bank hereunder or under the Borrower Advances Agreement; and
     (ii) any and all right to require the Bank to proceed against Borrower or any Collateral pledged by Borrower before enforcing the Bank's rights against the Pledgor Collateral, and any other defense based upon an election of remedies.

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

         (b) By execution hereof, Borrower acknowledges its consent to the terms and conditions hereof and Borrower hereby waives and agrees not to assert any and all right to require the Bank to proceed against Pledgor or Pledgor Collateral before enforcing the Bank's rights against the Collateral and any other defense based upon an election of remedies.

     5.  Representations and Agreements by Pledgor.  Pledgor hereby represents,
         -----------------------------------------
warrants to, and agrees with the Bank that:

         (a) Each item of Pledgor Collateral satisfies all the criteria for Qualifying Collateral set forth in the Borrower Advances Agreement, except that the Pledgor Collateral is owned by Pledgor, rather than by Borrower, free and clear of any liens, encumbrances or other interests other than the assignment to the Bank hereunder;

         (b) Pledgor has full power, right and authority to grant the security interest in the Pledgor Collateral created hereby and has taken all corporate action necessary to authorize the execution and delivery of this Pledge Agreement;

         (c) The security interest in the Pledgor Collateral created hereby has been duly and validly granted by Pledgor and such security interest, and this Pledge Agreement, are enforceable in accordance with the terms hereof;

         (d) This Pledge Agreement has been authorized or ratified and approved by Pledgor's Board of Directors and will be maintained continuously among Pledgor's official records;

         (e) A certified copy of the Board of Director's resolution evidencing its approval hereof is attached hereto as Attachment "B," the form of which has been previously approved by the Bank or its counsel;

         (f) An opinion of Pledgor's counsel that Pledgor has the power, right and authority to grant the security interest in the Pledgor Collateral created hereby, that Pledgor has taken all corporate action necessary to authorize the execution and delivery of this Pledge Agreement, that there is no impediment to the Bank enforcing its interests against the Pledgor Collateral under this Pledge Agreement has been provided to and accepted by the bank, a copy of which is attached hereto as attachment "C";

         (g) All information contained in any report, schedule or other documentation provided from time to time by Pledgor to the Bank will be true and correct as of the time given; and

         (h) Pledgor agrees to make, execute, record and deliver to the Bank such financing statements, notices, assignments, listings, powers and other documents with respect to the Pledgor Collateral and the Bank's security interest therein in such form as the Bank may require.

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

     6.  Representation and Warranties by Borrower.  Borrower hereby represents,
         -----------------------------------------
warrants and agrees to and with the Bank that:

         (a) Borrower has full power, right and authority to enter into this Pledge Agreement and has taken all corporate action necessary to authorize the execution and delivery of this Pledge Agreement;

         (b) This Pledge Agreement is enforceable against Borrower in accordance with the terms hereof;

         (c) This Pledge Agreement has been authorized or ratified and approved by Borrower's Board of Directors and will be maintained continuously among Borrower's official records;

         (d) A certified copy of the Board of Director's resolution evidencing its approval hereof is attached hereto as Attachment "D," the form of which has been previously approved by the Bank or its counsel;

         (e) Borrower agrees to make, execute, record, and deliver to the Bank such financing statements, notices, assignments, listings, powers and other documents with respect to the Pledgor Collateral and the Bank's security interest therein in such form as the Bank may require; and

         (f) Borrower agrees that a failure by either Borrower or Pledgor to perform any of the rights, responsibilities, duties, representations, warranties, and agreements under this Pledge Agreement shall constitute an Event of Default under the Borrower Advances Agreement.

     7.  Governing Law.  In addition to the terms and conditions specifically
         -------------
set forth herein, this Pledge Agreement shall be governed by the statutory and common law of the United States and, to the extent state law is applicable, by the laws of the State of Georgia (without giving effect to choice of law principles included therein). Notwithstanding the foregoing, the Uniform Commercial Code as in effect in the State of Georgia shall be applicable to this Pledge Agreement, to the security interest created hereby, and to the pledge of Pledgor Collateral hereunder.

     8.  Partial Exercise; Amendment; Severability.  No delay on the part of the
         -----------------------------------------
Bank in exercising any right, power or privilege shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or privilege preclude other or further exercise thereof or the exercise of any other right, power or privilege or be construed to be a waiver of any Event of Default under the Borrower Advances Agreement. No waiver by the Bank of any such Event of Default shall be effective unless in writing and signed by an authorized officer of the Bank, and no such waiver shall be deemed to be a waiver of a subsequent Event of Default under the Borrower Advances Agreement or be deemed to be a continuing waiver. No course of dealing between Borrower or Pledgor, respectively, and the Bank or its agents or employees shall be effective to change, modify or discharge any provision of this Pledge Agreement, or the Borrower Advances Agreement or to constitute a waiver of any Event of Default

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

thereunder. If any provision of this Pledge Agreement is held invalid or unenforceable to any extent or in any application, the remainder of this agreement, or application of such provision to different persons or circumstances or in different jurisdictions, shall not be affected thereby.

     IN WITNESS WHEREOF, each of Pledgor, Borrower, and the Bank has respectively caused this Pledge Agreement to be signed in its name by its duly authorized representative as of the date first above mentioned.

FEDERAL HOME LOAN BANK OF ATLANTA                 Premier Lending Corporation
                                                  ---------------------------
                                                  (Pledgor)

By:                                               By: /s/ George S. Phelps
   --------------------------------                  ---------------------------
   Title:                                            Title:  President
         --------------------------
By:
   --------------------------------
     Title:
           ------------------------

ACCEPTED, ACKNOWLEDGED, AND APPROVED:

Premier Bank
------------
(Borrower)


By:  /s/ Michael E. Ricketson
   -----------------------------------
     Title:  Chief Financial Officer
           ---------------------------


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